FORM 8-K/A 3

                   SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.   20549

                   AMENDMENT TO APPLICATION OR REPORT
               Filed pursuant to Section 13 or 15 (d) of
                  THE SECURITIES EXCHANGE ACT OF 1934


                      CENTRAL PARKING CORPORATION
           (Exact name of registrant as specified in charter)

                               AMENDMENT

The undersigned registrant hereby ammends the following items, financial statements, exhibits or other portions of its current report on Form 8-K dated January 15, 1997, and subsequent amendedments on Form 8-K/A dated January 16, 1997 and March 17, 1997, related to the acquisition of Civic Parking, L.L.C. as set forth in the pages attached hereto:


  Item 7 (b)  PRO FORMA FINANCIAL STATEMENTS

                 Pro Forma Condensed Consolidated Balance Sheet at
                   December 31, 1996
                 Pro Forma Condensed Consolidated Statement of
                   Earnings for the three months ended
                   December 31, 1996 and the Year ended
                   September 30, 1996
                 Notes to Pro Forma Consolidated Financial Information

                               SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                        CENTRAL PARKING CORPORATION
                        (Registrant)





March 21, 1997          By:/s/  Stephen A. Tisdell
                                Stephen A. Tisdell
                                Chief Financial Officer
                                (Principal Financial and Accounting Officer)

Item 7 (b)  PROFORMA FINANCIAL STATEMENTS

                      CENTRAL PARKING CORPORATION
         UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma consolidated financial information of Central Parking Corporation ("Company") is based on (a) the historical consolidated financial statements of the Company, (b) the historical statements of direct revenues and expenses of Civic Center Corporation ("Civic Center"),
(c) the historical financial statements of Civic Parking, L.L.C. ("Civic"), and
(d) the historical consolidated financial statements of Square Industries, Inc. ("Square").

The historical consolidated balance sheet of the Company as of December 31, 1996 presents the consolidated financial position of the Company on such date, and reflects the Company's acquisition of Civic on December 31, 1996 using the purchase method of accounting, based on a preliminary allocation of the purchase price. The unaudited pro forma consolidated balance sheet as of December 31, 1996 assumes that the Company's acquisition of Square on January 18, 1997 had occurred on December 31, 1996. The Company's acquisitions of
Civic and Square are hereinafter referred to as the Acquisitions.

The historical statements of earnings for the year ended September 30, 1996 reflects (a) the historical results of operations of the Company for its fiscal year then ended, (b) the historical direct revenues and expenses of the parking garages of Civic Center, which were managed by the Company and ultimately acquired by the Company from Civic, for the period from January 1, 1996 to March 20, 1996, (c) the historical results of operations of Civic for the period from March 21, 1996 to December 31, 1996, Civic's fiscal year end, and (d) the historical results of operations of Square for its fiscal year ended
December 31, 1996.

The historical statements of earnings for the quarter ended December 31, 1996 reflects the historical results of operations of the Company for the first quarter of its fiscal year 1997 and the historical results of operations of Civic and Square for their respective quarters ended December 31, 1996.

The unaudited pro forma consolidated statements of earnings were prepared assuming that the Acquisitions were consummated on October 1, 1995.

The unaudited pro forma consolidated financial information has been prepared based on the historical financial statements of the Company and the acquired entities, reclassified as necessary to conform with the presentation used in the consolidated financial statements of the Company, and give effect to (a) the Acquisitions under the purchase method of accounting, based on preliminary allocations of the respective purchase prices, (b) the financing of the Acquisitions, (c) certain estimated operational and financial combination benefits which are a direct result of the Square acquisition, and (d) the assumptions and adjustments which are deemed appropriate by management of the Company and which are described in the accompanying notes to the pro forma consolidated financial information.

This pro forma consolidated financial information may not be indicative of the results that would have occurred if the Acquisitions had been in effect on the dates indicated or which may be obtained in the future. Such pro forma consolidated financial information should be read in conjunction with such historical financial statements and notes thereto.

                      CENTRAL PARKING CORPORATION
                  PRO FORMA CONSOLIDATED BALANCE SHEET
                           December 31, 1996
            (All dollar amounts are expressed in thousands)
                              (Unaudited)

                                                                  Effects of
                                                                  Square
                                                                  Acquisition
                                               Historical         and                  Pro Forma
                                                                  Related              Consolidated
                                        Company      Square       Financing            Totals
                                        ---------    --------     --------------       -------------
ASSETS

Current assets:
  Cash and cash equivalents             $   5,850    $  2,266     $      -             $  8,116
  Management accounts receivable            8,594           -            -                8,594
  Accounts and current portion of
    notes receivable - other                3,356       1,586            -                4,942
  Prepaid expenses                          6,203       2,619            -                8,822
  Other current assets                          -         446            -                  446
  Deferred income taxes                         8         419            -                  427
  Refundable income taxes                       -          48            -                   48
                                        ---------    --------     --------------       -------------
     Total current assets                  24,011       7,384            -               31,395

Investments, at amortized cost              4,551           -            -                4,551
Notes receivable, less current portion      8,027           -            -                8,027
Property, equipment, and leasehold
  improvements, net                       131,073      30,098        30,847             192,018
Contract rights, net                        5,601           -             -               5,601
Goodwill, net                                   -           -        27,724              27,724
Investment in limited partnerships          1,240           -             -               1,240
Investment in general partnerships          1,772           -             -               1,772
Non-current deferred taxes                      -       2,464        (2,464)                  -
Other assets                                2,525       5,148           500               6,224
                                                                     (1,949)
                                        ---------    --------     --------------       -------------
                                        $ 178,800    $ 45,094     $  54,658            $278,552
                                        =========    ========     ==============       =============

 LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
  Current portion of long-term debt     $      -     $  3,762     $       -            $  3,762
  Accounts payable                         11,318       1,170         1,559              14,047
  Accrued expenses                          6,023       9,676         1,343              17,042
  Accrued local rent tax                        -       2,026             -               2,026
  Management accounts payable               6,387           -             -               6,387
  Income taxes payable                      3,099           -             -               3,099
  Other current liabilities                     -         373             -                 373
                                        ---------    --------     --------------       -------------
     Total current liabilities             26,827      17,007         2,902              46,736

Long-term debt                             67,200      19,419        52,681             139,300
Other liabilities                           2,984       3,959             -               6,943
Deferred income taxes                       1,386           -         3,784               5,170
                                        ---------    --------     --------------       -------------
    Total liabilities                      98,397      40,385        59,367             198,149

Shareholders' equity :
    Common Stock                              175          13           (13)                175
    Additional paid-in capital             31,913       3,408        (3,408)             31,913
    Foreign currency
      translation adjustment                  (64)       (212)          212                 (64)
    Retained earnings                      48,999       1,736        (1,736)             48,999
    Deferred compensation on
      restricted stock, net                  (620)          -             -                (620)
    Treasury stock at cost                      -        (236)          236                   -
                                        ---------    --------     --------------       -------------
       Total shareholders' equity          80,403       4,709        (4,709)             80,403
                                        ---------    --------     --------------       -------------
                                        $ 178,800    $ 45,094     $  54,658            $278,552
                                        =========    ========     ==============       =============

See accompanying notes to pro forma consolidated financial information.

              CENTRAL PARKING CORPORATION AND SUBSIDIARIES
             PRO FORMA CONSOLIDATED STATEMENTS OF EARNINGS
                  Three months ended December 31, 1996
 (All dollar amounts are expressed in thousands, except per share data)
                              (Unaudited)


                                Company       Square                     Pro Forma      Civic                          Pro Forma
                                Historical    Historical   Adjustments   Consolidated   Historical    Adjustments      Consolidated
                                -----------   ----------   -----------   -------------  -----------   --------------   -------------
Revenues:
  Parking                       $ 32,085      $ 18,921     $   -         $ 51,006       $  2,448      $     (55) (J)    $ 53,399
  Management contract              9,338             -         -            9,338              -            (53) (A)       9,285
                                -----------   ----------   -----------   -------------  -----------   --------------   -------------
    Total revenues                41,423        18,921         -           60,344          2,448           (108)          62,684
Costs and expenses:
  Cost of parking                 29,085        15,990        (23) (C)     45,052          1,313            (85) (C)      46,194
                                                                                                            (53) (A)
                                                                                                            (33) (J)
  Cost of management contracts     2,501             -          -           2,501              -              -            2,501
  Amortization of intangibles          -             -        302  (B)        302              -              -              302
  Acquisition Costs                    -         2,864     (2,864) (F)          -              -              -                -
  General and administrative       4,708         2,300     (1,164) (H)      5,747            173              -            5,920
                                                              (97) (G)
                                -----------   ----------   -----------   -------------  -----------   --------------   -------------
     Total costs and expenses     36,294        21,154     (3,846)         53,602          1,486           (171)          54,917

                                -----------   ----------   -----------   -------------  -----------   --------------   -------------
  Operating earnings (loss)        5,129        (2,233)     3,846           6,742            962             63            7,767

Other income (expenses):
  Interest income                    625             -          -             625              2           (285) (D)         342
  Interest expense                    (7)          232     (1,357) (E)     (1,132)        (1,008)          (135) (E)      (2,275)
  Net gains on sales of
    property and equipment             3             -          -               3              -              -                3
 Equity in partnership and
   joint venture earnings            250             -          -             250              -              -              250
 Write-off of Assets                   -          (964)       612  (G)       (352)             -              -             (352)
                                -----------   ----------   -----------   -------------  -----------   --------------   -------------
   Earnings (loss) before
     income taxes                  6,000        (2,965)     3,101           6,136            (44)          (357)           5,735

Income tax expense                 2,101            38        179  (I)      2,318              -           (145) (I)       2,173
                                -----------   ----------   -----------   -------------  -----------   --------------   -------------
  Net earnings (loss)              3,899        (3,003)     2,922           3,818            (44)          (212)           3,562
                                ===========   ==========   ===========   =============  ===========   ==============   =============
Weighted average shares and
  share equivalents               17,620                                   17,620                                         17,620
                                ===========                              =============                                 =============
Net earnings per share            $ 0.22                                   $ 0.22                                         $ 0.20
                                ===========                              =============                                 =============

See accompanying notes to pro forma consolidated financial information.

              CENTRAL PARKING CORPORATION AND SUBSIDIARIES
             PRO FORMA CONSOLIDATED STATEMENTS OF EARNINGS
                     Year ended September 30, 1996
 (All dollar amounts are expressed in thousands, except per share data)
                              (Unaudited)

                                                                Civic         Civic
             Company    Square                   Pro Forma      1/1-3/20/96   3/21-12/31/96                     Pro Forma
             Historical Historical Adjustments   Consolidated   Historical    Historical       Adjustments      Consolidated
             ---------- ---------- -----------   -------------  -----------   --------------   -------------    --------------

REVENUES:
Parking      $ 109,272  $67,869    $     -       $177,141       $  1,980      $   8,866        $    188 (K)     $ 187,855
                                                                                                   (320)(J)
Management
contract        34,044        -          -         34,044              -              -            (317)(A)        33,727

             ---------- ---------- -----------   -------------  -----------   --------------   -------------    --------------
Total
revenues       143,316   67,869          -        211,185          1,980          8,866            (449)          221,582

Costs and
expenses:

Cost of
parking         99,196   56,882        (92) (C)   155,986            626          3,884              73 (C)       160,118
                                                                                                   (317)(A)
                                                                                                   (134)(J)

Cost of
management
contracts        9,769        -          -          9,769              -              -               -             9,769

Amortization
of                                                                                                    -             1,208
intangibles          -        -      1,208   (B)    1,208              -              -
Acquisition                                                                                           -                 -
Costs                -    2,864     (2,864)  (F)        -              -              -

General and
administra-
tive            17,419    8,781     (4,356)  (H)   21,457              -            307              15 (K)        21,779
                                      (387)  (G)

             ---------- ---------- -----------   -------------  -----------   --------------   -------------    --------------
Total costs
and expenses   126,384   68,527     (6,491)       188,420            626          4,191            (363)          192,874

             ---------- ---------- -----------   -------------  -----------   --------------   -------------    --------------
Operating
earnings
(loss)          16,932     (658)     6,491         22,765          1,354          4,675             (86)           28,708

Other
income
(expenses):
Interest                                                                              7          (1,130)(D)         1,180
income           2,303        -          -          2,303              -

Interest
expense              -   (1,296)    (3,359)  (E)   (4,655)             -         (3,250)         (1,286)(E)        (9,191)

Net gains
on sales of
property and
equipment        1,192       -           -          1,192              -              -               -             1,192

Equity in
partnership
and joint
venture
earnings           641       -           -            641              -              -                -              641

Write-off of
assets               -     (964)       612 (G)       (352)             -              -                -             (352)

Reimbursement
of previously
incurred
fixed costs          -    1,049          -          1,049              -              -                -            1,049

Gain from
litigation
settlement           -      651          -            651              -              -                -              651

             ---------- ---------- -----------   -------------  -----------   --------------   -------------    --------------
Earnings
(loss)
before
income
taxes           21,068   (1,218)     3,744         23,594          1,354          1,432           (2,502)          23,878

Income
tax
expense          7,232      470      1,227 (I)      8,929              -              -              103 (I)        9,032

             ---------- ---------- -----------   -------------  -----------   --------------   -------------    --------------
Net
earnings
(loss)          13,836   (1,688)   $ 2,517       $ 14,665       $  1,354      $   1,432        $  (2,605)       $  14,846
             ========== ========== ===========   =============  ===========   ==============   =============    ==============
Weighted
average
shares
and share
equivalents     17,491                                            17,491                                            17,491
             ==========                                         ===========                                     ==============

Net
earnings
per share     $   0.79                                           $  0.84                                        $     0.85
             ==========                                         ===========                                     ===============

See accompanying notes to pro forma consolidated financial information.

[All text originally included on this page has been deleted.]

                      CENTRAL PARKING CORPORATION

         NOTES TO PRO FORMA CONSOLIDATED FINANCIAL INFORMATION


The accompanying pro forma financial information presents the pro forma consolidated financial condition of Central Parking
Corporation as of December 31, 1996 and the pro forma consolidated results of operations for the three months ended December 31, 1996 and the fiscal year ended September 30, 1996.

On December 31, 1996, the Company acquired for cash 100% of the ownership units in Civic Parking, LLC, a Missouri limited liability company ("Civic"). On January 18, 1997, the Company completed the acquisition of Square Industries, Inc., a New York corporation ("Square"), through a cash tender offer for all the outstanding shares of common stock of Square. The Company's historical consolidated balance sheet reflects the acquired net assets and effects of financing of Civic, and the accompanying pro forma consolidated balance sheet includes the acquired assets and liabilities and effects of the related financing, as if Square had been acquired on December 31, 1996. The accompanying pro forma consolidated statements of earnings reflect the pro forma results of operations of the Company, as adjusted, as if Civic and Square had been acquired on October 1, 1995.


PRO FORMA CONSOLIDATED BALANCE SHEET

The adjustments in the pro forma consolidated balance sheet are to reflect (i) the preliminary allocation of the purchase price of Square based upon estimates of fair value of the assets and liabilities acquired, (ii) the effects of related borrowings, $1.6 million of transaction costs, and $1.3 million estimated severance costs, (iii) the recording of intangible assets acquired (goodwill of $27.7 million and non-compete agreements of $500 thousand), (iv) the elimination of deferred expenses, and (v) the related tax effects. The effect of the Company's acquisition of Civic is reflected in the Company's historical information, based upon preliminary purchase price allocations, as the acquisition was completed December 31, 1996. Final purchase price allocations are not expected to be materially different from the preliminary allocations.

PRO FORMA CONSOLIDATED STATEMENTS OF  EARNINGS

The adjustments reflected in the pro forma consolidated statements of earnings are as follows:

      THREE MONTHS ENDED DECEMBER 31, 1996

      (A) To eliminate management contract revenue and expense related to the prior management agreement between Civic and the Company.

      (B) To record amortization of the intangible assets. The goodwill and non-compete are being amortized over periods of 25 and 5 years, respectively.

      (C) To reflect the net change in depreciation resulting from the fair value adjustments and changes in estimated asset lives.

      (D) To reflect a decrease in income earned on cash investments used for purposes of the acquisition of Civic.

      (E)  To reflect interest on acquisition related borrowings.
           Interest is calculated at an annual rate of 6.75%.

      (F) To eliminate the effect of acquisition costs reflected in Square's historical results of operations and directly related to Square's sale to the Company.

      (G) To eliminate the effect of Square's (i) scheduled amortization of deferred expenses and financing costs, and (ii) the write-off of $612 thousand deferred financing costs directly related to the acquisition.

      (H) To record the effect of estimated cost savings relating to general and administrative expenses, including excess personnel, to be eliminated prospectively in connection with the Square acquisition.

      (I) To record estimated federal and state income taxes at a combined rate of 36%.

      (J) To eliminate the revenues and expenses related to a bus lot not acquired, but included in the historical financial statements of Civic for the period from March 21, 1996 through December 31, 1996.

     YEAR ENDED SEPTEMBER 30, 1996

      (A) To eliminate management contract revenue and expense related to the prior management agreement between Civic and the Company.

      (B) To record amortization of the intangible assets. The goodwill and non-compete are being amortized over periods of 25 and 5 years, respectively.

      (C) To reflect the net change in depreciation resulting from the fair value adjustments and changes in estimated asset lives.

      (D) To reflect a decrease in income earned on cash investments used for purposes of the acquisition of Civic.

       (E) To reflect interest on acquisition related borrowings.
           Interest is calculated at an annual rate of 6.75%.

      (F) To eliminate the effect of acquisition costs reflected in Square's historical results of operations and directly related to Square's sale to the Company.

      (G) To eliminate the effect of Square's (i) scheduled amortization of deferred expenses and financing costs, and (ii) the write-off of $612 thousand deferred financing costs directly related to the acquisition.

      (H) To record the effect of estimated cost savings relating to general and administrative expenses, including excess personnel, to be eliminated prospectively in connection with the Square acquisition.

      (I) To record estimated federal and state income taxes at a combined rate of 36%.

      (J) To eliminate the revenues and expenses related to a bus lot not acquired, but included in the historical financial statements of Civic for the period March 21, 1996 through
           December 31, 1996.

      (K) To record commercial rental income and certain property expenses excluded from the Civic Center historical statement of direct revenues and expenses for the period January 1 through March 20, 1996.